UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 7, 2007

NEXCEN BRANDS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)
000-27707	20-2783217
(Commission File Number)	(IRS Employer Identification No.)

1330 Avenue of the Americas, 34th Floor, New York, NY		10019-5400
(Address of Principal Executive Offices)		(Zip Code)

(212) 277-1100
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 to the Current Report on Form 8-K (this “Form 8-K/A”) of NexCen Brands, Inc. (the “Company”), which was originally filed with the Securities and Exchange Commission on August 8, 2007, is being filed solely to include the financial statements and pro forma financial information required by Item 9.01 which was excluded from the original Form 8-K pursuant to Items 9.01(a) and 9.01(b). Except as described in this Explanatory Note, no other information in the original Form 8-K is modified or amended hereby. Capitalized terms used herein and not otherwise defined shall have the respective meanings ascribed to them in the original Form 8-K.

Item 9.01  Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired

The audited statement of revenues and direct expenses of Pretzel Time Franchising, LLC (“Pretzel Time”) and Pretzelmaker Franchising, LLC (“Pretzelmaker,” and together with Pretzel Time, the “Pretzel Time and Pretzelmaker Brands”) of Mrs. Fields Famous Brands, LLC for the year ended December 30, 2006 is filed as Exhibit 99.2 to this Form 8-K/A.

(b) Pro Forma Financial Information

The unaudited pro forma condensed consolidated financial statements, which are derived from: (i) the audited historical consolidated financial statements of the Company, (ii) the unaudited financial information of Athlete's Foot Brands, LLC (“TAF,” acquired on November 7, 2006), (iii) the audited historical consolidated financial statements of Bill Blass Holding Co., Inc. (“Bill Blass,” acquired on February 15, 2007) after giving effect to the sale by Bill Blass of Bill Blass, Ltd., a wholly owned subsidiary, (iv) the audited historical consolidated financial statements of MaggieMoo's International, LLC (“MaggieMoo’s”) and the audited historical financial statements of Marble Slab Creamery, Inc. (“Marble Slab”), both of which were acquired on February 28, 2007, (v) the audited statement of revenues and direct expenses of the Waverly®, Gramercy®, and Village® Brands (the “Waverly Brands,” acquired on May 2, 2007), and (vi) the audited statement of revenues and direct expenses of the Pretzel Time and Pretzelmaker Brands, are filed as Exhibit 99.3 to this Form 8-K/A.

(d) Exhibits

23.1	Consent of KPMG, LLP dated October 22, 2007.

99.1	Unaudited Purchase Price Information

99.2	Audited Statement of Revenues and Direct Expenses of the Pretzel Time and Pretzelmaker Brands for the year ended December 30, 2006.

99.3	Unaudited Pro Forma Condensed Consolidated Financial Statements.

SIGNATURES

According to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on October 22, 2007.

NEXCEN BRANDS, INC.

By:	/s/David B. Meister David B. Meister
Its:	Senior Vice President and Chief Financial Officer